SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                             FORM 8-K/A

                         CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          December 30, 1997
                            Date of Report
                  (Date of Earliest Event Reported)

                         PRIME COMPANIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

DELAWARE                0-22919          52-2031531
(State or other        (Commission       (I.R.S. Employer
jurisdiction of        File Number)      Identification No.)
incorporation)

                        155 Montgomery Street
                              Suite 406
                   San Francisco, California 94104
              (Address of principal executive offices)

                            415/398-4242
                    Registrant's telephone number

                  Corcoran Technologies Corporation
                         1504 R Street, N.W.
                       Washington, D.C. 20009
                   Former name and former address


ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

     (a) Pursuant to an Agreement and Plan of Merger (the "Agreement") between Prime Management, Inc., a California corporation, and the Registrant, Prime Management, Inc. ("PMI") was merged with and into the Registrant (hereinafter referred to either the "Registrant" or the "Company") effected with the State of Delaware on December 30, 1997 (the "Merger"). The Agreement was adopted by the unanimous consent of the Board of Directors of the Registrant and approved by the unanimous consent of the shareholders of the Registrant on December 23, 1997.

     Prior to the merger, the Registrant had 5,000,000 shares of common stock outstanding held by Pierce Mill Associates, Inc. Pursuant to the Agreement, the Registrant redeemed and retired 4,750,000 shares of the outstanding shares of common stock and issued 2,763,123 new shares of its common stock, subject to adjustments for fractional and dissenting shares, to the holders of all the outstanding common stock of PMI on a pro rata basis resulting in a total of 3,013,123 shares outstanding of the Registrant's common stock.

     As a result of the stock exchange, the former shareholders of PMI hold 91.7% of the outstanding shares of common stock of the Registrant. The sole source of consideration used by the shareholders of PMI to acquire their respective interest in the Registrant was the exchange of 100% of the outstanding common stock of PMI.

     The outstanding warrants of PMI and other outstanding rights to purchase shares of common stock of PMI are adjusted according to the terms contained in such warrants or other rights for conversion to warrants or rights to purchase 2,578,541 shares of common stock of the Registrant.

     Pursuant to the Agreement, on the effective date of the Merger, the officers and directors of PMI became the officers and directors of the Registrant. See "Management" below. The by-laws of PMI were adopted as the by-laws of the Registrant.

     Effective as of the date of the Merger, the Registrant changed its name to "Prime Companies, Inc."

     A copy of the Agreement is filed as an exhibit hereto and is incorporated in its entirety herein. The foregoing description is modified by such reference.

     (b) The following table contains information regarding the shareholdings of the Registrant's current directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock:

                              Amount of                      Percent
                              stock Beneficially             of
Name                          Owned (1)                      Class
Irving Pfeffer
Chief Executive Officer       2,211,498 (2)                   55.6%
     Director
155 Montgomery Street
San Francisco, CA 94104
David Lefkowitz
President, Director           535,667 (3)                      15.1%
155 Montgomery Street
Suite 406
San Francisco, CA 94104

Marshall Raines               5,000 (4)                        *
Director
155 Montgomery Street
Suite 406
San Francisco, CA 94104

Nicole B. Mason
Secretary                     5,000 (5)                         *
155 Montgomery Street
Suite 406
San Francisco, CA 94104

David Shaw                    1,333,333 (6)                    39.8%
120 West 45th Street
New York, New York 10026

Pierce Mill                     500,000 (7)                    15.3%
  Associates, Inc.
1504 R Street, N.W.
Washington, D.C. 20009

All directors and              2,757,165                       61.1%
executive officers as
a group (4 persons)

_______
*      Less than 1%

(1)     Based upon 3,013,123 outstanding shares of common stock.

(2) The total number of shares beneficially owned includes 711,123 outstanding shares, options to purchase 787,041 shares, immediately exercisable at an exercise price of $3.00 per share expiring on December 31, 2000 and 535,000 outstanding shares and options to purchase 178,334 shares with voting rights but no dispositive power.

(3) The total number of shares beneficially owned includes 8,001 shares and options to purchase 527,667 shares, immediately exercisable at an exercise price of $3.00 per share expiring on December 31, 2000.

        (4)The total number of shares beneficially owned includes options to purchase 5,000 shares, immediately exercisable at an exercise price of $3.00 per share expiring on December 31, 2000.

(5) The total number of shares beneficially owned includes options to purchase 5,000 shares, immediately exercisable at an exercise price of $3.00 per share expiring on December 31, 2000.

(6) The total number of shares beneficially owned includes 1,000,000 shares and options to purchase 333,333 shares, immediately exercisable at an exercise price of $3.00 per share expiring on December 31, 2000.

(7) The total number of shares owned includes 250,000 shares and options to purchase 250,000 shares. James M. Cassidy is the President and sole shareholder of Pierce Mill Associates, Inc.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     (a) The consideration exchanged pursuant to the Agreement was negotiated at "arms length" between the Registrant and PMI. Prior to the Merger, no relationship existed between any officer or director of the Registrant or any officer, director or shareholder of PMI. The former sole director and shareholder of the Registrant had no direct or indirect interest in PMI. In evaluating PMI as a candidate for such merger, the Registrant used criteria such as value of the assets of the Registrant and value of the assets of PMI, the business operations of PMI, the business potential of PMI and the benefit to the Registrant of such Merger. The Registrant determined in good faith that the consideration for the exchange was reasonable.

     (b) The Registrant intends to continue the business operations formerly conducted by PMI.

BUSINESS

     Background. PMI was a transportation company incorporated on December 29, 1970 in the State of California. The Company has two wholly-owned subsidiaries, Mid-Cal Express, a truck hauling company of shipments of general commodities, including temperature-sensitive goods, in both intrastate and interstate commerce and Mid-Cal Logistics, a freight brokerage company.

     On, December 31, 1996, PMI acquired Mid-Cal Express, Inc., a dormant trucking company, through a stock and asset purchase. Mid-Cal Express subsequently acquired an operating trucking company, Countrywide Truck Services, Inc. through a cash purchase of its assets and assumption of certain liabilities. The major lessors of trucks and trailers to Countrywide Truck Services, Inc. sublease the equipment to Mid-Cal Express.

     During 1997, Mid-Cal Express rapidly developed as a long-haul truckload carrier, with a fleet of more than 100 tractors and more than 145 refrigerated trailers. On July 22, 1997, Mid-Cal Logistics was incorporated in California, as a subsidiary of PMI to operate as a freight broker and logistics management company. Mid-Cal Logistics has an office in Maryland.

     Mid-Cal Express. Mid-Cal Express was incorporated August 29, 1994 but was inactive until 1996 when it acquired two trailers and initiated operations on a small scale. In December, 1996, it acquired the operations and assets of Countrywide Truck Service, Inc., a California corporation and formerly the wholly owned subsidiary of Countrywide Transport Service, Inc., an over-the-counter public company. Countrywide Truck Service, Inc. had been operating for 33 years and, as a result of two major uninsured losses, was forced into an assignment for benefit of creditors as an alternative to a bankruptcy filing. Since January 1, 1997, Mid-Cal Express has combined its operations and management and assumed control of the acquired business.

     Mid-Cal Express is an irregular route, truckload carrier transporting a range of commodities, including refrigerated food products, manufactured goods, retail store merchandise, paper products, beverages, paints and chemicals, between the western and northeastern United States and the provinces of Ontario and Quebec, Canada. Mid-Cal Express may transport any type of freight (except certain types of explosives, household goods, hazardous materials and commodities in bulk) from any point in the continental United States to any other point in another state or souther Canadian over any route selected by it.

     Mid-Cal Express is establishing itself as a preferred or "core carrier" for shippers who have time sensitive, high volume or high weight requirements. Its services include multiple pick-ups and deliveries, pick-ups within narrow time frames, specialized training of drivers, and other services tailored to customer needs. Mid-Cal Express utilizes employee drivers as well as owner/operator (independent contractor) drivers to increase the size of its fleet.

     Mid-Cal Express maintains Qualcomm satellite communication devices in its truck fleet. This technology serves as an instantaneous and accurate communication link between the driver and the Company, provides automatic load tracking and monitors the driver's and tractor's performance. Shipment information is available to the driver via a computer terminal within the cab. Comprehensive messages sent by satellite, special delivery instructions, recommended travel routes, weather reports, and logistics-directed pick-up and delivery information can be delivered to drivers in route. In addition, such satellite communications allow the Company to pinpoint the location of each tractor throughout the United States and southern Canada. Positions are received from each truck at least every hour showing latitude and longitude.

     Mid-Cal Express currently serves approximately 166 customers which include over 50 major national companies including Eastman Kodak, Sherwin Williams, Sunkist Growers, Vertex Systems and National Growers. Mid-Cal Express offers long-haul trucking of fruits and vegetables from California to all points in the continental United States and short and medium haul trucking of dry goods, retail store merchandise, paints, chemicals, paper goods and frozen items.

     Mid-Cal Logistics. Mid-Cal Logistics provides freight hauling broker services. Logistics companies, like Mid-Cal Logistics, allow a shipper to place a single call to arrange truckload services anywhere in the United States and certain areas of Canada, without having to contact numerous individual carriers who may or may not have a truck available for a particular shipment to a particular destination.

     Mid-Cal Logistics maintains a network of truckload carriers to serve its customers. Upon receiving a call from a customer, a Mid-Cal Logistics representative contacts various truckload carriers until locating one that has the time and the proper equipment to transfer the freight. The representative will make all of the arrangements to have the freight picked up and delivered. Mid-Cal Logistics also tracks the vehicles and monitors the shipment from pickup through delivery enabling customers to contact it rather than the individual carrier to get information on their shipment. Mid-Cal Logistic's customers are sent a single invoice for all shipments and payments for those shipments it arranges, covering the shipping and broker fees. Mid-Cal Logistics then pays the hired carrier, and retains a portion of the total fee paid by the customer. Thus, customers avoid having to pay multiple invoices from carriers and brokers.

     Mid-Cal Logistics first attempts to assign its customers' routes to Mid-Cal Express. This reduces search costs related to finding an appropriate carrier to serve a customer's needs. Mid-Cal Logistic's customers have priority access to Mid-Cal Express service, as Mid-Cal Logistics serves as the primary broker for the trucking subsidiary. Mid-Cal Logistics also retains a database of carriers to assign to routes in the event Mid-Cal Express cannot meet the needs of the broker's customer. The needs of the customer dictate the carrier Mid-Cal Logistics will assign.

EQUIPMENT AND TECHNOLOGY

     All of the Company's equipment is utilized by Mid-Cal Express. As of December 31, 1997, Mid-Cal Express operated approximately 107 company-owned or leased tractors and used 65 owner/operators that provided one or more pieces of operating equipment. The Company's fleet consists primarily of 48 foot long and 53 foot long , 102 inch wide, high cube trailers all 143 of which are refrigerated. The average age of tractors is less than three years. The current trailer fleet has many units equipped with roller systems to facilitate cargo loading and unloading. The use of newer equipment minimizes maintenance costs. The Company adheres to a comprehensive maintenance program for both tractors and trailers. Owner/operator tractors are inspected prior to acceptance by the Company for compliance with operational and safety requirements of the Company and the Department of Transportation. These tractors are then periodically inspected, similar to Company-owned tractors, to monitor continued compliance.

     The efficiency and flexibility provided by its fleet configurations permit the Company to handle both high volume and high weight shipments. Mid-
Cal Express intends to maintain its new and efficient equipment fleet by following a regimen of tractor replacement on a three year cycle and trailer replacement on a five to seven year cycle. Mid-Cal Express targets a trailer/tractor ratio of 1.5 to 1. Management believes that this ratio promotes efficiency and allows it to serve a large variety of customers' needs, without significantly changing or modifying equipment. Mid-Cal
Express' fleet configuration also allows the Company to move freight on a "drop-and-hook" basis, increasing asset utilization and providing better service to customers.

     The Company has invested heavily in modern computer and communications technology. The modern tractor fleet operated by Mid-Cal Express (and most of the equipment operated by companies utilized by Mid-Cal Logistics) utilize onboard computers with satellite communications capabilities. In the case of the Mid-Cal Express fleet, approximately 50 tractors are equipped with a Qualcomm satellite communications system, which allows the dispatchers to follow the progress of a vehicle, its speed, fuel consumption, and most importantly, its adherence to schedule, while allowing the timely and efficient communication of operating data, such as pickup and delivery instructions, directions to customer facilities, loading instructions, routing, fuel, taxes, mileage, payroll, safety, weather advisories, and traffic and maintenance information. Mid-Cal Express plans to equip the balance of its tractors with Qualcomm in the next twelve months. The satellite tracking of the movement of the vehicles, the constant monitoring of schedule, speed, and fuel consumption, and the availability of two-way communication has allowed the Company to deliver to its customers a high level of on-time service.

     The Company's central dispatching/customer service unit operates 24 hours a day, 365 days a year. If any problem should develop, managers and supervisors are either on hand or readily available to the dispatch center.

     Mid-Cal Express utilizes EDI (Electronic Data Interchange) for billing and order communications with its customers that also use EDI. This system automates purchasing and billing, enabling time and cost efficiencies to be realized.

DRIVERS AND EMPLOYEES

     As of December 1, 1997, Mid-Cal Express employed 125 personnel of whom 93 were employee drivers, five in maintenance, two in sales and marketing, and the remainder in administration and management. Mid-Cal Express contracted with independent contractors (owner/operators) throughout the year to provide tractors. None of the Company's employees is represented by a labor union.

     The recruitment, training and retention of qualified drivers is essential to support the Company's continued growth and to meet the service requirements of the Company's customers. Drivers are selected in accordance with Company-specific quality guidelines relating primarily to safety history, driving experience, road test evaluations and other personal evaluations, including physical examinations an mandatory drug and alcohol testing. Drivers are trained in all phases of the Company's policies and procedures, including customer service requirements, general operations, fuel conservation and equipment maintenance, operation and safety. Mid-
Cal Express' long-haul drivers typically operate as teams, enabling faster delivery, greater equipment utilization and more desirable "trip-hours" for the drivers.

     Mid-Cal Express drivers are compensated on the basis of miles driven and length of haul. Drivers are also compensated for additional flexible services provided to the Company's customers, as well as through bonuses for safety, fuel efficiency, mileage and driver recruitment.

INDEPENDENT CONTRACTORS

     The independent contractors utilized by the Company are "owner/operators" who provide their own tractors, thus providing the Company an alternative method of obtaining additional revenue producing equipment. During December, 1997, the Company utilized an average of 65 owner/operators. The Company intends to increase its use of such owner/operators.

     Each independent contractor enters into a contract with the Company pursuant to which it is required to furnish a tractor and a driver or team of drivers exclusively to transport, load and unload goods carried by the Company. Owner/operators are paid a fixed level of compensation based on a fee per mile. Owner/operators are obligated to maintain their own equipment and pay for their own fuel. The Company provides trailers for each owner/operator. Since beginning operations in January, 1997, Mid-Cal Express has utilized the services of owner/operators to handle approximately 40% of its hauling services.

REGULATION

     The Company currently has authority to carry freight on an intrastate basis in 48 states. The Federal Aviation Administration Authorization Act of 1994 (the FAAA Act) amended sections of the Interstate Commerce Act to prevent states from regulating routes rates or service of motor carriers after January 1, 1995. The FAAA Act did not address state oversight of motor carrier safety and financial responsibility or state taxation of transportation. If a carrier wishes to operate in a state where it did not previously have intrastate authority, it must, in most cases, still apply for authority.

     The Company's motor carrier operations are also subject to federal and state environmental laws and regulations, including laws and regulations dealing with the transportation of hazardous materials and other environmental matters. Specifically, the United States Environmental Protection Agency ("EPA") requires motor carrier operators to obtain a Certificate of Registration in order to transport hazardous materials . The Company has initiated programs to comply with all applicable environmental regulations. The Company requires each of its drivers to participate in training regarding the handling of hazardous materials, including tests given to the drivers after such training to ensure that the basic skills have been achieved. As part of its safety and risk management program, the Company periodically performs an internal environmental review to assist in environmental compliance and avoid environmental risk.
In the event the Company should fail to comply with applicable regulations, the Company could be subject to substantial fines or penalties and to civil or criminal liability (which are determined on a case-by-case basis).

     The Company believes it is currently in material compliance with applicable laws and regulations and that the cost of compliance has not materially affected results of operations.

PROPERTY

     The Company maintains its offices at 155 Montgomery Street, Suite 406, San Francisco, California. The Company leases 680 square feet under a one year lease expiring in November, 1998.

     Mid-Cal Express' headquarters are located at 21496 Main Street, Grand Terrace, California. This property includes 6,200 square feet of office space and a 2,400 square foot storage facility on 5.31 acres of industrial zoned land. The Grand Terrace/Colton area of Southern California is a major transportation center, with easy interstate access and proximity to the crop harvests of the California agricultural industry. This property is subject to a two-year lease, ending December 31, 1999. Mid-Cal Express currently intends to exercise its option to purchase this property for $550,000 at the end of the lease period. Prior to December 1997, Mid-Cal Express was headquartered at 325 North Cota Street, Corona, California
91720 on a month to month basis. Mid-Cal Logistics maintains its offices at 1003 Old Philadelphia Road, Aberdeen, Maryland 21001. These offices are rented pursuant to a one year lease, ending August 1, 1998, with rental payments of $250.00 a month for 300 square feet. Mid-Cal Logistics has an option to renew the lease.

MANAGEMENT
                                   Term of
Name                      Age      Office       Title

Irving Pfeffer            73       1970         Chairman
                                                Chief Executive Officer

David Lefkowitz           48       1997         President
                                                Chief Operating Officer

Marshall Raines           71       1998         Director

Nicole Mason, JD          26                    Corporate Secretary

Emilio Guglielmelli       41                    President, Mid-Cal Express
                                                and Mid-Cal Logistics

David Gosling             48                    Vice President Finance,
                                                Mid-Cal Express and
                                                Mid-Cal Logistics

     Irving Pfeffer serves as Chief Executive Officer and a director of the Company. Mr. Pfeffer has practiced law at Pfeffer & Williams P.C.
(formerly law Offices of Irving Pfeffer) since 1975. He specializes primarily in business litigation and general corporate law and has assisted a number of "start-up" companies with securities and other business related legal matters. In the course of his corporate legal work, Mr. Pfeffer has assisted companies to raise venture capital and develop their business plans. Mr. Pfeffer holds a Bachelor of Arts degree in Economics and Political Science from McGill University, Canada (1949); a Doctorate in Economics from the Wharton School of Business, University of Pennsylvania (1954) and a law degree from LaSalle Extension University (1974).

     David Lefkowitz serves as President, Chief Operating Officer and a Director of the Company. Mr. Lefkowitz has been Chief Operating Officer and President since January 1997. Between 1988 and December 1996, Mr. Lefkowitz owned, operated and worked for Lefkowitz & Company, a Certified Public Accounting firm, where he specialized in management consulting of growing companies, preparing such companies for eventual sale and/or mergers and acquisitions. Mr. Lefkowitz has been a Certified Public Accountant since 1977 and sold his accounting practice to certified public accounting firm of Check Tan & Co. in December 1996. Mr.
Lefkowitz earned his BS in Business and Accounting from University of Central Florida, Orlando, Florida in 1974.

        Marshall L. Raines has been a Director of the Company since
January, 1998.  Since 1980, Mr. Raines has been a Professor of
Advertising, teaching a number of courses, at San Jose State University. At San Jose State University, Mr. Raines also coordinates the advertising degree program, which is the largest such accredited program in northern California. Mr. Raines has served as a consultant to advertising agencies and is on the Marketing Advisory Board for the United States Postal
Service, and has published a number of books on the subject of advertising. He earned a Bachelor or Science degree in Marketing from New York
University in 1949 and a Masters of Business Administration from New
York University in 1953.

     Nicole Mason serves as Secretary to the Company. Ms. Mason is licensed to practice law in California and since July, 1997, has practiced as a corporate/securities associate at Pfeffer & Williams P.C., San Francisco, California. From February to June, 1997, Ms. Mason worked as a litigation associate at McMahon Law Offices in San Jose. From September, 1996 to January, 1997, Ms. Mason provided litigation support services to a large full service San Francisco law firm and the United States government, with respect to class action litigation matters. Ms. Mason has worked for the New York Supreme Court as a judicial clerk (May-June 1995) and at Lincoln Financial Services in Tacoma, Washington (July-August 1995) as a securities/investment advisor compliance consultant. Ms. Mason attended the State University of New York at Albany and graduated with Bachelor of Arts degree in Political Science and Psychology in 1993. She earned her law degree at the University of Illinois (Champaign-Urbana) in 1996.

     Emilio Guglielmelli has been the President of Mid-Cal Logistics since its inception in July, 1997. From January, 1997 to December, 1997, Mr. Guglielmelli was the Executive Vice-President of Marketing and Operations for Mid-Cal Express. Mr. Guglielmelli became President of Mid-Cal
Express in January, 1998. While serving in these capacities, Mr. Guglielmelli created strong relationships with customers and developed a network of contacts throughout the trucking industry, which provided the foundation for Mid-Cal Logistics. Mr. Guglielmelli has worked in the trucking transportation industry for 16 years and is knowledgeable in all aspects of the business. Between 1992 and September 1996, he worked for D.E.F. Express in the Marketing and Operations department, gaining a reputation for increasing sales of trucking services.

RISK FACTORS

     Financial Results. The Company expects that its financial results for 1997 will reflect revenues of approximately $16,000,000 (unaudited) with a loss of $1,140,000. The Company believes this loss to be attributable to start-up cost plus the expansion of its customer base. The Company intends to curb such losses through direct purchases of rolling stock and acquisition of compatible operating companies, providing sufficient increased revenues to generate operating profits. There is no assurance that the Company will not continue to experience losses from its operations.

     Freight Rates. The Registrant maintains freight rates competitive with the market price for similar types of shipments and distances. However, lower fuel costs or increased market competition may lead to lower freight rates. Lower freight rates not offset by lower operating costs or increased volume would have an adverse impact on the Registrant's operations.

     Fuel Costs. The Registrant has little or no control over fuel costs which comprises a substantial portion of its operating expenses. In addition to the price of fuel charged by providers, the cost of fuel may increase from an increase in federal or state taxes imposed on the sale of fuel. Significant increases in these costs would have an adverse impact on the profitability of the Registrant.

     Competition. The truckload transportation industry is highly fragmented and includes numerous regional, inter-regional and national carriers. In addition, the Registrant faces competition from other freight broker companies as well as railroads and, to a lesser degree, air and sea transportation companies. Many of these competitors have substantially greater financial and marketing resources than the Registrant and may be better able to attract and maintain customers.

     Availability of Drivers. The Registrant utilizes the services of employee drivers and independent contractor (owner/operator drivers). Competition for employee drivers and independent contractors is intense within the trucking industry. From time to time, there have been industry-wide shortages of qualified drivers and independent contractors and there can be no assurance that the Registrant will not be affected by a shortage of qualified drivers or independent contractors in the future. Prolonged difficulty in attracting or retaining qualified drivers or independent contractors could have a material adverse effect on the Registrant.

     Seasonality. A portion of the Registrant's truckload operations are in the transport of fruits and vegetables from California to intrastate and interstate destinations. The Registrant experiences the greatest demand for its services during the summer and fall when there is a demand for transport of such fruits and vegetables. The Registrant may experience reduced demand for its services with a corresponding reduction in revenues without any corresponding reduction in overhead. In addition, the demand for the Registrant's services may be diminished if the amount of produce required to be shipped by growers is reduced by inclement weather or other factors.

     Capital Requirements. The trucking industry is capital intensive and the Registrant depends on operating leases and debt financing in order to expand and maintain a modern operating fleet. If the Registrant were unable in the future to enter into acceptable operating lease arrangements, raise additional equity or borrow sufficient funds, when needed, it would be forced to limit its growth or operate its fleet for longer periods, which could adversely affect the Registrant. Use of older equipment involves higher maintenance costs and greater safety precautions. Reduced expansion efforts could result in costly operating inefficiencies.

     Regulation. The Registrant's operations are subject to various federal, state and local laws, regulations and taxes. For example, federal regulatory authorities (including the Surface Transportation Board and the Department of Transportation) have broad authority and power to regulate motor carrier operations (including equipment specifications and commodities transported); approve rates, charges and accounting systems; and prescribe certain safety requirements. Such matters as weight and dimension of equipment are also subject to federal and state regulation. Although compliance with these laws and regulations has not had a material effect on the Registrant's operations or financial condition, there is no assurance that additions or changes to such current laws or regulations will not have a material effect on the Registrant.

     Potential Liability; Uninsured Losses. The Registrant's business, by its nature, is subject to risk of liability resulting from the movement of freight. Furthermore, as the Registrant expands its operation, an additional risk of liability may occur. Currently, the Registrant carries commercial liability insurance in amounts believed to be adequate to cover any losses. No assurance can be given that such insurance coverage will be sufficient to fully protect the business and assets of the Registrant from all claims or that the Registrant will be able to obtain additional insurance at commercially reasonable rates. To the extent losses or claims are beyond the limits or scope of the Registrant's insurance coverage, the Registrant's business and assets could be materially adversely affected.

     Issuance of Future Shares May Dilute Investors Share Value. The Certificate of Incorporation of the Registrant authorizes the issuance of a maximum of 50,000,000 shares of common stock and 10,000,000 shares of preferred stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Registrant's common stock held by the Registrant's then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by the Registrant. The issuance of the Registrant's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Registrant's common stock.

     Potential Adverse Effects of Authorization of Preferred Stock. The Registrant may, without further action or vote by shareholders of the Registrant, designate and issue shares of preferred stock. The terms of any series of preferred stock, which may include priority claims to assets and dividends and special voting rights, could adversely affect the rights of holders of the common stock and thereby reduce the value of the common stock. The designation and issuance of preferred stock favorable to current management or shareholders could make the possible takeover of the Registrant or the removal of management of the Registrant more difficult and discourage hostile bids for control of the Registrant which bids might have provided shareholders with premiums for their shares.

     No Current Trading Market for the Registrant's Securities. There is currently no established public trading market for the securities of the Registrant. No assurance can be given that an active trading market in the Registrant's securities will develop or, if developed, that it will be sustained. The Registrant intends to apply for admission to quotation of its securities on the NASD OTC Bulletin Board and, if and when qualified, it intends to apply for admission to quotation on the Nasdaq SmallCap
Market. There can be no assurance that a regular trading market for the common stock will develop or that, if developed, it will be sustained. Various factors, such as the Registrant's operating results, changes in laws, rules or regulations, general market fluctuations, changes in financial estimates by securities analysts and other factors may have a significant impact on the market price of the Registrant's securities. The market price for the securities of public companies often experience wide fluctuations which are not necessarily related to the operating performance of such public companies such as high interest rates or impact of overseas markets.

     Penny Stock Regulation. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Registrant's securities may be subject to "penny stock" rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock" rules may restrict the ability of broker-dealers to sell the Registrant's securities.

     The foregoing required penny stock restrictions will not apply to the Registrant's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Registrant's securities will be reached or maintained at such a level.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

     Not applicable

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING
               ACCOUNTANT

     As a result of the Merger and as of the date thereof, December 30, 1997, the accountant to the Registrant was dismissed and replaced with the accountant for PMI. The financial statements for the Registrant since inception thereof have not contained any adverse opinion or disclaimer or were modified as to any uncertainty, audit scope or accounting principles and there were not any disagreements or "reportable events" with such former accountant. The board of directors of the Registrant subsequent to the Merger approved the auditors of PMI, Gilbert & Company, to continue as auditors of the Registrant.

ITEM 5.     OTHER EVENTS

     Not applicable.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE
OFFICERS

     Pursuant to the Agreement, upon effectiveness of the Merger, James M. Cassidy resigned as the sole director and officer of the Registrant and the officers and directors of PMI were designated to serve in their same capacities for the Registrant until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their prior resignation or termination.

ITEM 7.     FINANCIAL STATEMENTS

     No financial statements are filed herewith. The Registrant shall file the financial statements by amendment hereto not later than 60 days after the date that this initial report on Form 8-K must be filed.

ITEM 8.     CHANGE IN FISCAL YEAR

     Not applicable.

ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO
            REGULATION S

     Not applicable.


EXHIBITS
    1.1   Certificate of Merger
    16.1  Accountant's Letter

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PRIME COMPANIES, INC.


                              By /s/ Irving Pfeffer
                                   Chief Executive Officer
                                   Director

Date:  January 14, 1998